                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (date of earliest event reported)            June 21, 1995
                                                       ------------------------


                       NORTHWESTERN PUBLIC SERVICE COMPANY
- -------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                      0-692                 46-0172280
- -------------------------------------------------------------------------------
(State or other jurisdiction       (Commission File         (IRS Employer
  of incorporation)                  Number)                Identification No.)


                    33 Third St. SE
                    P O Box 1318
                    Huron, South Dakota                     57350-1318
- -------------------------------------------------------------------------------
          (Address of principal executive officers)              (Zip Code)


Registrant's telephone number, including area code 605 352-8411
                                                   ----------------------------

ITEM 5.  OTHER EVENTS.

     As previously reported, on May 17, 1995, a subsidiary of registrant entered into an agreement to acquire Synergy Group Incorporated ("Synergy"). A copy of that agreement is filed as exhibit 2 to this report.

     Synergy is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith files reports and other information with the Securities and Exchange Commission ("Commission"). Information concerning Synergy, its business, assets and financial statements, may be obtained from such filings which are available for inspection and copying at the public reference facilities of the Commission at Room 1024, 450 Fifth Street N.W., Washington, D.C. 20549, and at the Commission's Regional offices at Suite 1400, Northwestern Atrium Center, 500 West Madison Street, Chicago, Illinois 60661, and at Seven World Trade Center, 13th Floor, New York, New York 10048. Copies of such material may be obtained from the Public Reference Section of the Commission, 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates.

     Under the terms of the agreement, the acquisition is subject to various conditions and approvals, including the accuracy of various representations and warranties made by the sellers as to the business, assets, financial condition and results of operations of Synergy and its subsidiaries, the obtaining of financing needed by registrant's subsidiary for the acquisition, the issuance of orders by the Federal Energy Regulatory Commission authorizing the registrant's issuance of the securities to provide for such financing, and the expiration or termination of the waiting period for the acquisition under the Hart-Scott-Rodino Antitrust Improvements Act of 1976.

     The acquisition is to be made in association with Empire Gas Corporation ("Empire Gas"), a large propane distribution company headquartered in Lebanon, Missouri, which has a management experienced in the retail propane distribution business. Agreements have been entered into with Empire Gas (copies of which are filed as exhibits 99.1 and 99.2 to this report) pursuant to which Empire Gas is to have an equity interest in the acquisition and is engaged to perform the planning and management of the assets and business operations to be acquired, subject to the direction of the Board of Directors of the acquiring subsidiary of registrant.

     The acquiring subsidiary of registrant (with its immediate parent corporation, Northwestern Growth Corporation, a wholly-owned subsidiary of registrant) has granted to an unrelated third party an option to purchase certain of the retail distribution outlets to be acquired from Synergy. Under the option, the purchase price is payable in cash and will be based on the price paid to Synergy for such outlets. Such cash price currently is estimated to be approximately $40 million which would decrease the cash payment to be made for the Synergy acquisition to approximately $100 million.

     Pro forma financial information for registrant, giving effect to the acquisition, with and without the exercise of the third party purchase option, is filed with this report.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
                               ---------

     (b)  PRO FORMA FINANCIAL INFORMATION.

     Set forth below are summary financial data extracted from the audited consolidated statement of operations of the Company for the year ended December 31, 1994, the unaudited consolidated financial statements of the Company as of March 31, 1995, and for the three months then ended; the summary financial data extracted from the unaudited statement of operations of Synergy for the 12 months ended December 31, 1994 and for the three months ended March 31, 1995, and balance sheet information as of March 31, 1995; and the pro forma financial information for the Company ("the Pro Forma Financial Information") for the year ended December 31, 1994, for the three months ended March 31, 1995, and as of March 31, 1995, based on such historical financial statements, to illustrate the effects of the Acquisition. The Pro Forma Financial Information illustrates the effects of the Acquisition as adjusted to give effect to the sale of a certain part of the Synergy business and assets to an unrelated third party pursuant to its option to acquire such businesses and assets and without adjustments, assuming such sale will not occur. See Item 5 herein.

   The Acquisition will be accounted for using the purchase method of accounting. After the Acquisition, the total purchase price of the Acquisition will be allocated to Synergy's tangible and intangible assets and liabilities based upon their respective fair values. The allocation of the aggregate purchase price included in the Pro Forma Financial Information is preliminary, but the final allocation of the purchase price is not expected to differ materially from the preliminary allocation. The financing plan to be executed for the funding of the Acquisition is expected to be as presented in the Pro
Forma Financial Information.   Although market conditions may impact certain
financing options and assumptions as to interest and dividend rates, the overall financing plan is not expected to vary materially from that presented.

     The pro forma statements of operations for the year ended December 31, 1994 and for the three months ended March 31, 1995, give effect to the Acquisition, and the related transactions as if they had occurred on January 1, 1994. The pro forma balance sheet as of March 31, 1995 has been prepared as if the transaction had occurred on that date. The pro forma financial information does not purport to present the financial position or results of operations of the Company had the Acquisition actually been completed as of the dates indicated. In addition, the pro forma financial information is not necessarily indicative of future results of operations and should be read in conjunction with the historical consolidated financial statements of the Company and Synergy which are reported and filed with the Securities and Exchange Commission.

     The following pro forma information assumes that the above-mentioned sale to an unrelated third party will be made as to a certain part of the Synergy business and assets.

                                   UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
                                          YEAR ENDED DECEMBER 31, 1994
                                             (Dollars In Thousands)


                                                                           Estimated
                                                                          Effects of
                                                                          Partial Sale
                                                                          of Assets to
                                                    NPS        Synergy     Unrelated                 Pro Forma
                                                 Historical   Historical   Third Part(A  Subtotal    Adjustments  Pro Forma
                                                 ----------   ----------   ----------   ----------   ----------   ----------
OPERATING REVENUE                                 $157,266     $128,182     ($28,814)    $256,634            -     $256,634
COST OF PRODUCT SOLD                                80,457       62,242      (14,748)     127,951            -      127,951
                                                 ----------   ----------   ----------   ----------   ----------   ----------

GROSS PROFIT                                        76,809       65,940      (14,066)     128,683            -      128,683
                                                 ----------   ----------   ----------   ----------   ----------   ----------

OPERATING COSTS AND EXPENSES
     Operating and maintenance expenses             18,191       44,663      (10,046)      52,808       (4,181)(B    48,627
     General and administrative                      9,707       14,239            -       23,946       (4,944)(B    19,002
     Depreciation and amortization                  12,439        4,983         (905)      16,517          448 (C    16,965
     Property and other taxes                        6,104            -            -        6,104            -        6,104
                                                 ----------   ----------   ----------   ----------   ----------   ----------
                                                    46,441       63,885      (10,951)      99,375       (8,677)      90,698
                                                 ----------   ----------   ----------   ----------   ----------   ----------


OPERATING INCOME                                    30,368        2,055       (3,115)      29,308        8,677       37,985
                                                 ----------   ----------   ----------   ----------   ----------   ----------

OTHER INCOME (EXPENSE)
     Investment income and other                     2,611        1,185            -        3,796            -        3,796
     Interest expense                               (9,670)     (11,994)           -      (21,664)       7,504 (D   (14,160)
     Debt restructuring costs                            -       (2,976)(G         -       (2,976)           -       (2,976)
                                                 ----------   ----------   ----------   ----------   ----------   ----------
                                                    (7,059)     (13,785)           -      (20,844)       7,504      (13,340)
                                                 ----------   ----------   ----------   ----------   ----------   ----------

INCOME (LOSS) BEFORE INCOME TAXES                   23,309      (11,730)      (3,115)       8,464       16,181       24,645


PROVISION (CREDIT) FOR INCOME TAXES                  7,869         (324)         (94)       7,451         (269)(E     7,182
                                                 ----------   ----------   ----------   ----------   ----------   ----------

     NET INCOME                                     15,440      (11,406)      (3,021)       1,013       16,450       17,463

DIVIDENDS ON PREFERRED STOCK                          (120)           -            -         (120)      (2,043)(F    (2,163)
                                                 ----------   ----------   ----------   ----------   ----------   ----------

     NET INCOME AVAILABLE FOR COMMON               $15,320     ($11,406)     ($3,021)        $893      $14,407      $15,300 (G
                                                 ----------   ----------   ----------   ----------   ----------   ----------
                                                 ----------   ----------   ----------   ----------   ----------   ----------


NET INCOME PER SHARE                                 $2.00                                                            $1.75 (G
                                                 ----------                                                       ----------
                                                 ----------                                                       ----------


WEIGHTED AVERAGE SHARES OUTSTANDING                  7,677                                                            8,763
                                                 ----------                                                       ----------
                                                 ----------                                                       ----------

SELECTED FINANCIAL RATIOS

     Interest coverage                                5.14 (H                                                          4.65
                                                 ----------                                                       ----------
                                                 ----------                                                       ----------

     Ratio of earnings to fixed charges               3.39 (H                                                          2.73 (G
                                                 ----------                                                       ----------
                                                 ----------                                                       ----------

     Ratio of earnings to fixed charges,
        including preferred dividends                 3.33 (H                                                          2.25 (G
                                                 ----------                                                       ----------
                                                 ----------                                                       ----------


                                   UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
                                        THREE MONTHS ENDED MARCH 31, 1995
                                             (Dollars In Thousands)


                                                                               Estimated
                                                                               Effects of
                                                                              Partial Sale
                                                                              of Assets to
                                                      NPS        Synergy       Unrelated                   Pro Forma
                                                   Historical   Historical    Third Party  (A  Subtotal    Adjustments  Pro Forma
                                                   ----------   ----------   --------------   ----------   ----------   ----------
OPERATING REVENUE                                    $50,754      $43,233         ($10,958)     $83,029            -      $83,029
COST OF PRODUCT SOLD                                  26,185       20,939           (6,001)      41,123            -       41,123
                                                   ----------   ----------   --------------   ----------   ----------   ----------

GROSS PROFIT                                          24,569       22,294           (4,957)      41,906            -       41,906
                                                   ----------   ----------   --------------   ----------   ----------   ----------

OPERATING COSTS AND EXPENSES
     Operating and maintenance expenses                4,210       13,102           (2,819)      14,493       (1,071)(B    13,422
     General and administrative                        2,594         (627)(G             -        1,967         (698)(B     1,269
     Depreciation and amortization                     3,210        1,278             (220)       4,268           72 (C     4,340
     Property and other taxes                          1,673            -                -        1,673            -        1,673
                                                   ----------   ----------   --------------   ----------   ----------   ----------
                                                      11,687       13,753           (3,039)      22,401       (1,697)      20,704
                                                   ----------   ----------   --------------   ----------   ----------   ----------

OPERATING INCOME                                      12,882        8,541           (1,918)      19,505        1,697       21,202
                                                   ----------   ----------   --------------   ----------   ----------   ----------

OTHER INCOME (EXPENSE)
     Investment income and other                         565          129                -          694            -          694
     Interest expense                                 (2,590)      (2,389)               -       (4,979)       1,267 (D    (3,712)
     Debt restructuring costs                              -          (75)               -          (75)           -          (75)
                                                   ----------   ----------   --------------   ----------   ----------   ----------
                                                      (2,025)      (2,335)               -       (4,360)       1,267       (3,093)
                                                   ----------   ----------   --------------   ----------   ----------   ----------

INCOME (LOSS) BEFORE INCOME TAXES                     10,857        6,206           (1,918)      15,145        2,964       18,109

PROVISION (CREDIT) FOR INCOME TAXES                    3,754           46                -        3,800          203 (E     4,003
                                                   ----------   ----------   --------------   ----------   ----------   ----------

     NET INCOME                                        7,103        6,160           (1,918)      11,345        2,761       14,106

DIVIDENDS ON PREFERRED STOCK                             (30)           -                -          (30)        (511)(F      (541)
                                                   ----------   ----------   --------------   ----------   ----------   ----------

     NET INCOME AVAILABLE FOR COMMON                  $7,073       $6,160          ($1,918)     $11,315       $2,250      $13,565 (G
                                                   ----------   ----------   --------------   ----------   ----------   ----------
                                                   ----------   ----------   --------------   ----------   ----------   ----------


NET INCOME PER SHARE                                   $0.92                                                                $1.55 (G
                                                   ----------                                                           ----------
                                                   ----------                                                           ----------


WEIGHTED AVERAGE SHARES OUTSTANDING                    7,677                                                                8,763
                                                   ----------                                                           ----------
                                                   ----------                                                           ----------

SELECTED FINANCIAL RATIOS

     Interest coverage                                  7.53 (H                                                              6.94
                                                   ----------                                                           ----------
                                                   ----------                                                           ----------

     Ratio of earnings to fixed charges                 5.09 (H                                                              5.80 (G
                                                   ----------                                                           ----------
                                                   ----------                                                           ----------

     Ratio of earnings to fixed charges,
        including preferred dividends                   5.00 (H                                                              4.90 (G
                                                   ----------                                                           ----------
                                                   ----------                                                           ----------


Note:  The results of operations for Synergy for the three months ended March 31, 1995 are not indicative of a full year's results of operations.


                                        UNAUDITED PRO FORMA BALANCE SHEET
                                                 MARCH 31, 1995
                                             (Dollars In Thousands)


                                                                                 Estimated
                                                                               Sale of Certain
                                                                                 Assets to
                                                        NPS        Synergy       Unrelated                   Pro Forma
                                                     Historical   Historical    Third Party  (I  Subtotal    Adjustments  Pro Forma
                                                     ----------   ----------   --------------   ----------   ----------   ----------
CURRENT ASSETS
     Cash                                               $3,338       $4,123          $40,000      $47,461     ($40,000)(J    $7,461
     Trade receivables                                  13,890       17,550           (4,598)      26,842         (958)(K    25,884
     Inventories                                        13,332       10,663           (2,393)      21,602       (1,500)(K    20,102
     Prepaid expenses                                        -        1,125                -        1,125            -        1,125
     Other                                               5,765            -                -        5,765            -        5,765
                                                     ----------   ----------   --------------   ----------   ----------   ----------
                                                        36,325       33,461           33,009      102,795      (42,458)      60,337
                                                     ----------   ----------   --------------   ----------   ----------   ----------

PROPERTY AND EQUIPMENT
     At cost, net of accumulated depreciation          252,806       70,242          (13,685)     309,363        6,943 (K   316,306
                                                     ----------   ----------   --------------   ----------   ----------   ----------

OTHER ASSETS (net)
     Goodwill and other intangibles                          -        2,348          (19,324)     (16,976)      54,800 (K    37,824
     Other                                              74,301          982                -       75,283         (982)(K    74,301
                                                     ----------   ----------   --------------   ----------   ----------   ----------
                                                        74,301        3,330          (19,324)      58,307       53,818      112,125
                                                     ----------   ----------   --------------   ----------   ----------   ----------

          Total Assets                                $363,432     $107,033                -     $470,465      $18,303     $488,768
                                                     ----------   ----------   --------------   ----------   ----------   ----------
                                                     ----------   ----------   --------------   ----------   ----------   ----------


CURRENT LIABILITIES
     Commercial paper                                   $6,000            -                -       $6,000            -       $6,000
     Current maturities of long-term debt                  570          233                -          803         (233)(L       570
     Accounts payable and accrued expenses              29,699       11,859                -       41,558        5,455 (K    47,013
                                                     ----------   ----------   --------------   ----------   ----------   ----------
                                                        36,269       12,092                -       48,361        5,222       53,583
                                                     ----------   ----------   --------------   ----------   ----------   ----------

OTHER LIABILITIES
     Deferred income taxes                              37,742        2,374                -       40,116       (2,001)(L    38,115
     Unamortized investment tax credits                 10,444            -                -       10,444            -       10,444
     Deferred interest payable                               -        1,029                -        1,029       (1,029)(L         -
     Other                                              27,862          949                -       28,811            -       28,811
                                                     ----------   ----------   --------------   ----------   ----------   ----------
                                                        76,048        4,352                -       80,400       (3,030)      77,370
                                                     ----------   ----------   --------------   ----------   ----------   ----------

LONG TERM DEBT                                         129,318       92,484                -      221,802      (40,780)(M   181,022
                                                     ----------   ----------   --------------   ----------   ----------   ----------

TRUST PREFERRED CAPITAL SECURITIES                           -            -                -            -       24,212 (N    24,212
                                                     ----------   ----------   --------------   ----------   ----------   ----------

CUMULATIVE PREFERRED STOCK                               2,640       41,700                -       44,340      (41,700)(Q     2,640
                                                     ----------   ----------   --------------   ----------   ----------   ----------

COMMON STOCK EQUITY (DEFICIT)
     Common stock                                       26,870           41                -       26,911        4,107 (O    31,018
     Additional paid-in capital                         29,923        5,284                -       35,207       21,352 (P    56,559
     Retained earnings                                  59,183      (48,920)               -       10,263       48,920 (Q    59,183
     Unrealized gain on investments, net                 3,181            -                -        3,181            -        3,181
                                                     ----------   ----------   --------------   ----------   ----------   ----------
                                                       119,157      (43,595)               -       75,562       74,379      149,941
                                                     ----------   ----------   --------------   ----------   ----------   ----------

          Total Liabilities & Stockholders Equity     $363,432     $107,033                -     $470,465      $18,303     $488,768
                                                     ----------   ----------   --------------   ----------   ----------   ----------
                                                     ----------   ----------   --------------   ----------   ----------   ----------


                    NOTES TO PRO FORMA FINANCIAL INFORMATION


A) Represents all relevant statement of operations effects, net of income taxes, generated by the expected sale of certain Synergy properties to an unrelated third party. Although an option to sell certain properties has been executed and it is anticipated that such option will be exercised, in the event the option is not closed, pro forma net income available for common would have been $15,343,000 and $14,306,000; and pro forma net income per common share would have been $1.74 and $1.62 for the year ended December 31, 1994 and for the three months ended March 31, 1995, respectively. The following represents the estimated impact on pro forma net income available for common as presented if the sale does not occur (in thousands):


                                                                             Three
                                                                  Year      Months
                                                                 Ended       Ended
                                                                12/31/94    3/31/95
                                                               ---------- -----------
                                                                Increase   (Decrease)
   Pro forma net income available for common
      as presented                                               $15,300     $13,565
                                                               ---------- -----------
   1) Operating income retained                                    3,115       1,918
   2) Additional reductions in operating costs and expenses          610         153
   3) Increased general and administrative charge                   (750)       (188)
   4) Increased interest expense                                  (1,934)       (483)
   5) Increased income tax expense                                  (180)       (455)
   6) Increased dividends on preferred stock                        (818)       (204)
                                                               ---------- -----------
         Subtotal                                                     43         741
                                                               ---------- -----------
   Pro forma net income available for common
      without sale to third party                                $15,343     $14,306
                                                               ---------- -----------
                                                               ---------- -----------


   The following represents the estimated impact on the pro forma balance sheet at March 31, 1995 as presented if the sale does not occur (in thousands):


                                                                            3/31/95
                                                                          -----------
                                                                           Increase
                                                                          (Decrease)
   1) Trade receivables                                                       $4,598
   2) Inventories                                                              2,393
   3) Property and equipment, net                                             13,685
   4) Goodwill                                                                19,324
                                                                          -----------
         Total Assets                                                        $40,000
                                                                          -----------
                                                                          -----------

   1) Long-term debt                                                         $28,000
   2) Common stock                                                             2,000
   3) Preferred stock                                                         10,000
                                                                          -----------
         Total Liabilities & Equity                                          $40,000
                                                                          -----------
                                                                          -----------


                    NOTES TO PRO FORMA FINANCIAL INFORMATION


B) Represents the following breakdown of reductions in operating costs and expenses principally related to employee positions, corporate administrative expenses and certain other specifically identified cost savings (in thousands):


                                                                             Three
                                                                  Year      Months
                                                                 Ended       Ended
                                                                12/31/94    3/31/95
                                                               ---------- -----------
                                                                Increase   (Decrease)
   Operating expenses -
      1) Employee related expenses                               ($1,834)      ($458)
      2) Vehicle lease expenses                                   (2,047)       (538)
      3) Store consolidations                                       (300)        (75)
                                                               ---------- -----------
              Total                                              ($4,181)    ($1,071)
                                                               ---------- -----------
                                                               ---------- -----------

   General and administrative expenses -
      1) Employee related expenses                               ($7,863)    ($1,431)
      2) Occupancy costs                                            (643)       (154)
      3) Bank account charges                                       (188)        (50)
      4) Empire Gas general and administrative charge              3,250         812
      5) Empire Gas management fee                                   500         125
                                                               ---------- -----------
              Total                                              ($4,944)      ($698)
                                                               ---------- -----------
                                                               ---------- -----------


   All general and administrative functions previously performed at Synergy headquarters would be undertaken by Empire Gas, Inc. under a management agreement governing the operation of the Synergy properties. (See Item 5 herein.) Under the terms of the management agreement, Empire Gas will be compensated through a general and administrative charge and a management fee arrangement.

   The vehicle lease expenses are primarily attributable to property owned by affiliates of existing Synergy shareholders. Such property will be purchased as a part of the acquisition transaction. In addition, general and administrative expense savings include shareholder compensation.

C) Represents additional depreciation and amortization of fixed assets and intangibles related to the adjustment of assets to fair market value in accordance with the purchase method of accounting.

                    NOTES TO PRO FORMA FINANCIAL INFORMATION


D) Represents interest expense savings associated with the retirement of Synergy's debt as a result of the Acquisition net of additional interest expense related to NPS issuing new debt securities.

   The following table presents a reconciliation of the pro forma interest expense to the historical interest expense for the year ended December 31, 1994, and the three months ended March 31,1995 (in thousands):


                                                                             Three
                                                                  Year      Months
                                                                 Ended       Ended
                                                                12/31/94   03/31/95
                                                               ---------- -----------
   Historical interest expense -
         NPS                                                      $9,670      $2,590
         Synergy                                                  11,994       2,389
                                                               ---------- -----------
                                                                  21,664       4,979
                                                               ---------- -----------
   Add:  Interest on short-term bridge financing at an
           assumed rate of 7.5%                                      649         162
         Interest on new debt securities issued for
           permanent financing at an assumed rate of 7.5%          3,639         910
   Less: Interest on retired long-term debt of Synergy           (11,792)     (2,339)
                                                               ---------- -----------
      Pro forma adjustment                                        (7,504)     (1,267)
                                                               ---------- -----------
      Pro forma interest expense                                 $14,160      $3,712
                                                               ---------- -----------
                                                               ---------- -----------


E) Represents income tax effect of all pro forma adjustments. Such adjustments assume Synergy will be a separate income tax filing and reporting entity.

F) Represents preferred stock dividend requirements related to the issuance of new securities as part of the permanent financing. This dividend requirement is based on an 8.5% pretax rate.

                    NOTES TO PRO FORMA FINANCIAL INFORMATION


G) The net income of Synergy for the year ended December 31, 1994 includes a nonrecurring charge of $2,976,000 for debt restructuring costs. Had the debt restructuring not occurred, pro forma net income available for common would have been $18,276,000; pro forma net income per common share would have been $2.09; ratio of earnings to fixed charges would have been 2.94x; and ratio of fixed charges, including preferred dividends would have been 2.42x for the year ended December 31, 1994.

   The net income of Synergy for the three months ended March 31, 1995 includes a nonrecurring credit to general and administrative expense of $4,326,000 for the reversal of previously accrued shareholders' compensation. Had this compensation adjustment not been reversed, pro forma net income available for common would have been $9,239,000; pro forma net income per common share would have been $1.05; ratio of earnings to fixed charges would have been 4.65x and ratio of earnings to fixed charges, including preferred dividends would have been 3.93x for the three months ended March 31, 1995.

   In accordance with the current guidelines of the SEC, no minority interest has been recognized even though NPS will initially own 72.5% of the common stock of SYN.

H) The Company has calculated the interest coverage ratio pursuant to the Company's general mortgage indenture and has calculated the ratio of earnings to fixed charges pursuant to Item 503 of the Commission's Regulation S-K.

I) Represents the sale of certain assets to an unrelated third party in a separate transaction.

J) Represents cash purchase price from the unrelated third party sale proceeds.

                    NOTES TO PRO FORMA FINANCIAL INFORMATION


K) Represents various purchase accounting adjustments to be accounted for in accordance with the purchase method of accounting.

   The following is a detailed allocation of the purchase price and source of funds, net of underwriting fees, related to the acquisition transaction (in thousands):


   Purchase price                                                           $140,000
   Add:  Debt, acquisition, and transition costs                               5,000
                                                                          -----------
              Total                                                          145,000
   Less: Sale to an unrelated third party                                    (40,000)
                                                                          -----------
   Adjusted purchase price                                                  $105,000
                                                                          -----------
                                                                          -----------

   Allocation of purchase price -
      Cash                                                                    $4,123
      Trade receivables                                                       11,994
      Inventories                                                              6,770
      Prepaid expenses and other                                               1,125
      Property, plant, and equipment                                          63,500
      Goodwill and other intangibles                                          37,824
      Accounts payable and accrued expenses                                  (17,314)
      Customer deposits                                                         (949)
      Deferred income tax                                                       (373)
      Long-term debt                                                          (1,700)
                                                                          -----------
         Net assets acquired                                                $105,000
                                                                          -----------
                                                                          -----------

   Source of funds, net -
      Long-term debt                                                         $50,004
      Trust preferred capital securities                                      24,212
      Common stock                                                            30,784
                                                                          -----------
         Total                                                              $105,000
                                                                          -----------
                                                                          -----------


L) Represents liabilities and other deferred credits that would be paid with proceeds of the transaction.

                    NOTES TO PRO FORMA FINANCIAL INFORMATION


M) Represents the following debt restructuring of the combined companies (in thousands):


   Historical long-term debt -
         NPS                                                                $129,318
         Synergy                                                              92,484
                                                                          -----------
             Total                                                           221,802
                                                                          -----------
   Add:  New debt offering                                                    50,004
   Less: Retirement of Synergy long-term debt                                (90,784)
                                                                          -----------
      Pro forma adjustment                                                   (40,780)
                                                                          -----------
      Pro forma long-term debt                                              $181,022
                                                                          -----------
                                                                          -----------


N) Represents the net proceeds expected to be generated by a trust preferred capital securities offering that is part of the permanent financing.

O) Represents the combination of purchase accounting adjustments eliminating Synergy's common stock investment of $41,000 against the par value of shares expected to be sold in a common stock offering that is part of the permanent financing.

   The following provides a summary of the net adjustment (in thousands):


   Par value of shares generated from NPS common stock offering               $4,148
   Less: elimination of Synergy common stock                                     (41)
                                                                          -----------
         Net                                                                  $4,107
                                                                          -----------
                                                                          -----------


P) Represents the combination of purchase accounting adjustments eliminating Synergy's additional paid-in capital of $5,284,000 against the net proceeds expected to be allocated to NPS additional paid-in capital as a result of the common stock offering that is part of the permanent financing.

   The following provides a summary of the net adjustment (in thousands):


   Net allocation to additonal paid-in capital from NPS common stock
      offering                                                               $26,636
   Less: elimination of Synergy additional paid-in capital                    (5,284)
                                                                          -----------
         Net                                                                 $21,352
                                                                          -----------
                                                                          -----------


Q) Represents the elimination of Synergy's remaining equity accounts.

     The following pro forma information assumes that the above-mentioned sale to an unrelated third party will not be made as to a certain part of the Synergy business and assets.

                                   UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
                                          YEAR ENDED DECEMBER 31, 1994
                                             (Dollars In Thousands)


                                                  NPS        Synergy                  Pro Forma
                                               Historical   Historical    Subtotal    Adjustments  Pro Forma
                                               ----------   ----------   ----------   ----------   ----------
OPERATING REVENUE                               $157,266     $128,182     $285,448            -     $285,448
COST OF PRODUCT SOLD                              80,457       62,242      142,699            -      142,699
                                               ----------   ----------   ----------   ----------   ----------

GROSS PROFIT                                      76,809       65,940      142,749            -      142,749
                                               ----------   ----------   ----------   ----------   ----------

OPERATING COSTS AND EXPENSES
     Operating and maintenance expenses           18,191       44,663       62,854       (4,791)(A    58,063
     General and administrative                    9,707       14,239       23,946       (4,194)(A    19,752
     Depreciation and amortization                12,439        4,983       17,422          448 (B    17,870
     Property and other taxes                      6,104                     6,104            -        6,104
                                               ----------   ----------   ----------   ----------   ----------
                                                  46,441       63,885      110,326       (8,537)     101,789
                                               ----------   ----------   ----------   ----------   ----------

OPERATING INCOME                                  30,368        2,055       32,423        8,537       40,960
                                               ----------   ----------   ----------   ----------   ----------


OTHER INCOME (EXPENSE)
     Investment income and other                   2,611        1,185        3,796            -        3,796
     Interest expense                             (9,670)     (11,994)     (21,664)       5,570 (C   (16,094)
     Debt restructuring costs                          -       (2,976)(F    (2,976)           -       (2,976)
                                               ----------   ----------   ----------   ----------   ----------
                                                  (7,059)     (13,785)     (20,844)       5,570      (15,274)
                                               ----------   ----------   ----------   ----------   ----------

INCOME (LOSS) BEFORE INCOME TAXES                 23,309      (11,730)      11,579       14,107       25,686


PROVISION (CREDIT) FOR INCOME TAXES                7,869         (324)       7,545         (183)(D     7,362
                                               ----------   ----------   ----------   ----------   ----------

     NET INCOME                                   15,440      (11,406)       4,034       14,290       18,324

DIVIDENDS ON PREFERRED STOCK                        (120)                     (120)      (2,861)(E    (2,981)
                                               ----------   ----------   ----------   ----------   ----------

     NET INCOME AVAILABLE FOR COMMON             $15,320     ($11,406)      $3,914      $11,429      $15,343 (F
                                               ----------   ----------   ----------   ----------   ----------
                                               ----------   ----------   ----------   ----------   ----------


NET INCOME PER SHARE                               $2.00                                               $1.74 (F
                                               ----------                                          ----------
                                               ----------                                          ----------


WEIGHTED AVERAGE SHARES OUTSTANDING                7,677                                               8,831
                                               ----------                                          ----------
                                               ----------                                          ----------

SELECTED FINANCIAL RATIOS

     Interest coverage                              5.14 (G                                             4.24
                                               ----------                                          ----------
                                               ----------                                          ----------

     Ratio of earnings to fixed charges             3.39 (G                                             2.59 (F
                                               ----------                                          ----------
                                               ----------                                          ----------

     Ratio of earnings to fixed charges,
        including preferred dividends               3.33 (G                                             2.05 (F
                                               ----------                                          ----------
                                               ----------                                          ----------


                                   UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
                                        THREE MONTHS ENDED MARCH 31, 1995
                                             (Dollars In Thousands)


                                                            NPS         Synergy                  Pro Forma
                                                         Historical    Historical    Subtotal    Adjustments  Pro Forma
                                                         ----------    ----------   ----------   ----------   ----------
OPERATING REVENUE                                          $50,754       $43,233      $93,987            -      $93,987
COST OF PRODUCT SOLD                                        26,185        20,939       47,124            -       47,124
                                                         ----------    ----------   ----------   ----------   ----------

GROSS PROFIT                                                24,569        22,294       46,863            -       46,863
                                                         ----------    ----------   ----------   ----------   ----------

OPERATING COSTS AND EXPENSES
     Operating and maintenance expenses                      4,210        13,102       17,312       (1,224)(A    16,088
     General and administrative                              2,594          (627)(F     1,967         (510)(A     1,457
     Depreciation and amortization                           3,210         1,278        4,488           72 (B     4,560
     Property and other taxes                                1,673                      1,673            -        1,673
                                                         ----------    ----------   ----------   ----------   ----------
                                                            11,687        13,753       25,440       (1,662)      23,778
                                                         ----------    ----------   ----------   ----------   ----------

OPERATING INCOME                                            12,882         8,541       21,423        1,662       23,085
                                                         ----------    ----------   ----------   ----------   ----------

OTHER INCOME (EXPENSE)
     Investment income and other                               565           129          694            -          694
     Interest expense                                       (2,590)       (2,389)      (4,979)         784 (C    (4,195)
     Debt restructuring costs                                    -           (75)         (75)           -          (75)
                                                         ----------    ----------   ----------   ----------   ----------
                                                            (2,025)       (2,335)      (4,360)         784       (3,576)
                                                         ----------    ----------   ----------   ----------   ----------

INCOME (LOSS) BEFORE INCOME TAXES                           10,857         6,206       17,063        2,446       19,509

PROVISION (CREDIT) FOR INCOME TAXES                          3,754            46        3,800          658 (D     4,458
                                                         ----------    ----------   ----------   ----------   ----------

     NET INCOME                                              7,103         6,160       13,263        1,788       15,051

DIVIDENDS ON PREFERRED STOCK                                   (30)                       (30)        (715)(E      (745)
                                                         ----------    ----------   ----------   ----------   ----------

     NET INCOME AVAILABLE FOR COMMON                        $7,073        $6,160      $13,233       $1,073      $14,306 (F
                                                         ----------    ----------   ----------   ----------   ----------
                                                         ----------    ----------   ----------   ----------   ----------


NET INCOME PER SHARE                                         $0.92                                                $1.62 (F
                                                         ----------                                           ----------
                                                         ----------                                           ----------


WEIGHTED AVERAGE SHARES OUTSTANDING                          7,677                                                8,831
                                                         ----------                                           ----------
                                                         ----------                                           ----------

SELECTED FINANCIAL RATIOS

     Interest coverage                                        7.53 (G                                              6.50
                                                         ----------                                           ----------
                                                         ----------                                           ----------

     Ratio of earnings to fixed charges                       5.09 (G                                              5.58 (F
                                                         ----------                                           ----------
                                                         ----------                                           ----------

     Ratio of earnings to fixed charges,
        including preferred dividends                         5.00 (G                                              4.55 (F
                                                         ----------                                           ----------
                                                         ----------                                           ----------


Note:  The results of operations for Synergy for the three months ended March 31, 1995 are not indicative of a full year's results of operations.


                                        UNAUDITED PRO FORMA BALANCE SHEET
                                                 MARCH 31, 1995
                                             (Dollars In Thousands)


                                                            NPS         Synergy                  Pro Forma
                                                         Historical    Historical    Subtotal    Adjustments  Pro Forma
                                                         ----------    ----------   ----------   ----------   ----------
CURRENT ASSETS
     Cash                                                   $3,338        $4,123       $7,461            -       $7,461
     Trade receivables                                      13,890        17,550       31,440         (958)(H    30,482
     Inventories                                            13,332        10,663       23,995       (1,500)(H    22,495
     Prepaid expenses                                            -         1,125        1,125            -        1,125
     Other                                                   5,765             -        5,765            -        5,765
                                                         ----------    ----------   ----------   ----------   ----------
                                                            36,325        33,461       69,786       (2,458)      67,328
                                                         ----------    ----------   ----------   ----------   ----------

PROPERTY AND EQUIPMENT
     At cost, net of accumulated depreciation              252,806        70,242      323,048        6,943 (H   329,991
                                                         ----------    ----------   ----------   ----------   ----------

OTHER ASSETS (net)
     Goodwill and other intangibles                              -         2,348        2,348       54,800 (H    57,148
     Other                                                  74,301           982       75,283         (982)(H    74,301
                                                         ----------    ----------   ----------   ----------   ----------
                                                            74,301         3,330       77,631       53,818      131,449
                                                         ----------    ----------   ----------   ----------   ----------

          Total Assets                                    $363,432      $107,033     $470,465      $58,303     $528,768
                                                         ----------    ----------   ----------   ----------   ----------
                                                         ----------    ----------   ----------   ----------   ----------


CURRENT LIABILITIES
     Commercial paper                                       $6,000             -       $6,000            -       $6,000
     Current maturities of long-term debt                      570           233          803         (233)(I       570
     Accounts payable and accrued expenses                  29,699        11,859       41,558        5,455 (H    47,013
                                                         ----------    ----------   ----------   ----------   ----------
                                                            36,269        12,092       48,361        5,222       53,583
                                                         ----------    ----------   ----------   ----------   ----------


OTHER LIABILITIES
     Deferred income taxes                                  37,742         2,374       40,116       (2,001)(I    38,115
     Unamortized investment tax credits                     10,444             -       10,444            -       10,444
     Deferred interest payable                                   -         1,029        1,029       (1,029)(I         -
     Other                                                  27,862           949       28,811            -       28,811
                                                         ----------    ----------   ----------   ----------   ----------
                                                            76,048         4,352       80,400       (3,030)      77,370
                                                         ----------    ----------   ----------   ----------   ----------

LONG TERM DEBT                                             129,318        92,484      221,802      (12,389)(J   209,413
                                                         ----------    ----------   ----------   ----------   ----------

TRUST PREFERRED CAPITAL SECURITIES                               -             -            -       33,897 (K    33,897
                                                         ----------    ----------   ----------   ----------   ----------

CUMULATIVE PREFERRED STOCK                                   2,640        41,700       44,340      (41,700)(N     2,640
                                                         ----------    ----------   ----------   ----------   ----------

Common Stock EQUITY (DEFICIT)
     Common stock                                           26,870            41       26,911        4,365 (L    31,276
     Additional paid-in capital                             29,923         5,284       35,207       23,018 (M    58,225
     Retained earnings                                      59,183       (48,920)      10,263       48,920 (N    59,183
     Unrealized gain on investments, net                     3,181             -        3,181            -        3,181
                                                         ----------    ----------   ----------   ----------   ----------
                                                           119,157       (43,595)      75,562       76,303      151,865
                                                         ----------    ----------   ----------   ----------   ----------

          Total Liabilities & Stockholders Equity         $363,432      $107,033     $470,465      $58,303     $528,768
                                                         ----------    ----------   ----------   ----------   ----------
                                                         ----------    ----------   ----------   ----------   ----------


                    NOTES TO PRO FORMA FINANCIAL INFORMATION


A) Represents the following breakdown of reductions in operating costs and expenses principally related to employee positions, corporate administrative expenses, and certain other specifically identified cost savings (in thousands):


                                                                             Three
                                                                   Year      Months
                                                                   Ended     Ended
                                                                 12/31/94   3/31/95
                                                                 --------- ----------
                                                                 Increase  (Decrease)
   Operating expenses -
      1) Employee related expenses                                ($2,444)     ($611)
      2) Vehicle lease expenses                                    (2,047)      (538)
      3) Store consolidations                                        (300)       (75)
                                                                 --------- ----------
              Total                                               ($4,791)   ($1,224)
                                                                 --------- ----------
                                                                 --------- ----------

   General, and administrative expenses -
      1) Employee related expenses                                ($7,863)   ($1,431)
      2) Occupancy costs                                             (643)      (154)
      3) Bank account charges                                        (188)       (50)
      4) Empire Gas general and administrative charge               4,000      1,000
      5) Empire Gas management fee                                    500        125
                                                                 --------- ----------
              Total                                               ($4,194)     ($510)
                                                                 --------- ----------
                                                                 --------- ----------



   All general and administrative functions previously performed at Synergy headquarters would be undertaken by Empire Gas, Inc. under a management agreement governing the operation of the Synergy properties. (See Item 5 herein.) Under the terms of the management agreement, Empire Gas will be compensated through a general and administrative charge and a management fee arrangement.

   The vehicle lease expenses are primarily attributable to property owned by affiliates of existing Synergy shareholders. Such property will be purchased as a part of the acquisition transaction. In addition, general and administrative expense savings include shareholder compensation.

B) Represents additional depreciation and amortization of fixed assets and intangibles related to the adjustment of assets to fair market value in accordance with the purchase method of accounting.

                    NOTES TO PRO FORMA FINANCIAL INFORMATION


C) Represents interest expense savings associated with the retirement of Synergy's debt as a result of the Acquisition net of additional interest expense related to NPS issuing new debt securities.

   The following table presents a reconciliation of the pro forma interest expense to the historical interest expense for the year ended December 31, 1994, and the three months ended March 31,1995 (in thousands):


                                                                             Three
                                                                   Year      Months
                                                                   Ended     Ended
                                                                 12/31/94   3/31/95
                                                                 --------- ----------
   Historical interest expense -
         NPS                                                       $9,670     $2,590
         Synergy                                                   11,994      2,389
                                                                 --------- ----------
                                                                   21,664      4,979
                                                                 --------- ----------
   Add:  Interest on short-term bridge financing at an
          assumed rate of 7.5%                                        517        129
         Interest on new debt securities issued for permanent
           financing at an assumed rate of 7.5%                     5,705      1,426
   Less: Interest on retired long-term debt of Synergy            (11,792)    (2,339)
                                                                 --------- ----------
      Pro forma adjustment                                         (5,570)      (784)
                                                                 --------- ----------
      Pro forma interest expense                                  $16,094     $4,195
                                                                 --------- ----------
                                                                 --------- ----------


D) Represents income tax effect of all pro forma adjustments. Such adjustments assume Synergy will be a separate income tax filing and reporting entity.

E) Represents preferred stock dividend requirements related to the issuance of new securities as part of the permanent financing. This dividend requirement is based on an 8.5% pretax rate.

F) The net income of Synergy for the year ended December 31, 1994 includes a nonrecurring charge of $2,976,000 for debt restructuring costs. Had the debt restructuring not occurred, pro forma net income available for common would have been $18,319,000; pro forma net income per common share would have been $2.07; ratio of earnings to fixed charges would have been 2.77x; and ratio of fixed charges, including preferred dividends would have been 2.20x for the year ended December 31, 1994.

                    NOTES TO PRO FORMA FINANCIAL INFORMATION


   The net income of Synergy for the three months ended March 31, 1995 includes a nonrecurring credit to general and administrative expense of $4,326,000 for the reversal of previously accrued shareholders' compensation. Had this compensation adjustment not been reversed, pro forma net income available for common would have been $9,980,000; pro forma net income per common share would have been $1.13; ratio of earnings to fixed charges would have been 4.56x; and ratio of earnings to fixed charges, including preferred dividends would have been 3.72x for the three months ended March 31, 1995.

   In accordance with the current guidelines of the SEC, no minority interest has been recognized even though NPS will initially own 72.5% of the common stock of SYN.

                    NOTES TO PRO FORMA FINANCIAL INFORMATION


G) The Company has calculated the interest coverage ratio pursuant to the Company's general mortgage indenture and has calculated the ratio of earnings to fixed charges pursuant to Item 503 of the Commission's Regulation S-K.

H) Represents various purchase accounting adjustments to be accounted for in accordance with the purchase method of accounting.

   The following is a detailed allocation of the purchase price and source of funds, net of underwriting fees, related to the acquisition transaction (in thousands):


   Purchase price                                                           $140,000
   Add:  Debt, acquisition, and transition costs                               5,000
                                                                           ----------
              Total                                                         $145,000
                                                                           ----------
                                                                           ----------

   Allocation of purchase price -
      Cash                                                                    $4,123
      Trade receivables                                                       16,592
      Inventories                                                              9,163
      Prepaid expenses and other                                               1,125
      Property, plant, and equipment                                          77,185
      Goodwill and other intangibles                                          57,148
      Accounts payable and accrued expenses                                  (17,314)
      Customer deposits                                                         (949)
      Deferred income tax                                                       (373)
      Long-term debt                                                          (1,700)
                                                                           ----------
         Net assets acquired                                                $145,000
                                                                           ----------
                                                                           ----------


                                      21


                    NOTES TO PRO FORMA FINANCIAL INFORMATION


   Source of funds, net -
      Long-term debt                                                         $78,395
      Trust preferred capital securities                                      33,897
      Common stock                                                            32,708
                                                                           ----------
         Total                                                              $145,000
                                                                           ----------
                                                                           ----------


I) Represents liabilities and other deferred credits that would be paid with proceeds of the transaction.

J) Represents the following debt restructuring of the combined companies (in thousands):


   Historical long-term debt -
         NPS                                                                $129,318
         Synergy                                                              92,484
                                                                           ----------
             Total                                                           221,802
                                                                           ----------
   Add:  New debt offering                                                    78,395
   Less: Retirement of Synergy long-term debt                                (90,784)
                                                                           ----------
      Pro forma adjustment                                                   (12,389)
                                                                           ----------
      Pro forma long-term debt                                              $209,413
                                                                           ----------
                                                                           ----------


K) Represents the net proceeds expected to be generated by a trust preferred capital securities offering that is part of the permanent financing.

L) Represents the combination of purchase accounting adjustments eliminating Synergy's common stock investment of $41,000 against the par value of shares expected to be sold in a common stock offering that is part of the permanent financing.

   The following provides a summary of the net adjustment (in thousands):


   Par value of shares generated from NPS common stock offering               $4,406
   Less: elimination of Synergy common stock                                     (41)
                                                                           ----------
         Net                                                                  $4,365
                                                                           ----------
                                                                           ----------


                    NOTES TO PRO FORMA FINANCIAL INFORMATION


M) Represents the combination of purchase accounting adjustments eliminating Synergy's additional paid-in capital $5,284,000 against the net proceeds expected to be allocated to NPS additional paid-in capital as a result of the common stock offering that is part of the permanent financing.

   The following provides a summary of the net adjustment (in thousands):


   Net allocation to additional paid-in capital from NPS common stock
      offering                                                               $28,302
   Less: elimination of Synergy additional paid-in capital                    (5,284)
                                                                           ----------
         Net                                                                 $23,018
                                                                           ----------
                                                                           ----------


N) Represents the elimination of Synergy's remaining equity accounts.

     (c)  EXHIBITS.  The following exhibits are filed with this report:

          Exhibit 2. Purchase and Sale Agreement, dated as of May 17, 1995, among Sherman C. Vogel, Stephen A. Vogel, Jeffrey K. Vogel, Jon M. Vogel, Jeanette Vogel, Synergy Group Incorporated, S&J Investments, SYN Inc. and Northwestern Growth Corporation, including exhibit B thereto, the form of Agreement Among SYN Inc. and Its Stockholders.

          Exhibit 99.1. Management Agreement dated May 17, 1995, among Empire Gas Corporation, Northwestern Growth Corporation and SYN Inc.

          Exhibit 99.2. Agreement Among Initial Stockholders and SYN Inc., dated May 17, 1995, among Empire Gas Corporation, Northwestern Growth Corporation and SYN Inc.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   NORTHWESTERN PUBLIC SERVICE COMPANY



                                   By   /s/ Rogene A. Thaden
                                      -----------------------------------------
                                        Rogene A. Thaden
                                        Treasurer



                                   By   /s/ Alan D. Dietrich
                                      -----------------------------------------
                                        Alan D. Dietrich
                                        Vice President - Corporate Services
                                          & Corporate Secretary

Date: June 20, 1995